                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) January 13, 1998


                       TriQuint Semiconductor, Inc.
------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



           Delaware                      0-22660               95-3654013
-------------------------------     -----------------    ---------------------
 (State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                 File Number)       Identification No.)



            2300 NE Brookwood Parkway, Hillsboro, Oregon 97124
------------------------------------------------------------------------------
            (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (503) 615-9000
                                                    --------------------------

                                 Not Applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      (a) On January 13, 1998, TriQuint Semiconductor, Inc., a Delaware corporation ("TriQuint" or the "Company") acquired substantially all of the assets of the Monolithic Microwave Integrated Circuit ("MMIC") operations of the former Texas Instruments' Defense Systems & Electronics Group from Raytheon TI Systems, Inc., a Delaware corporation ("RTIS") and a wholly owned subsidiary of the Raytheon Company ("Raytheon"). The MMIC operations include the Gallium Arsenide ("GaAs") foundry and MMIC business of the R/F Microwave Business Unit that RTIS acquired on July 11, 1997 from Texas Instruments Incorporated, a Delaware corporation ("TI") which MMIC business includes without limitation, TI's GaAs Operations Group, TI's Microwave GaAs Products Business Unit, the MMIC component of TI's Microwave GaAs Products Business Unit, the MMIC component of TI's Microwave Integrated Circuits Center of Excellence and the MMIC research and development component of TI's Systems Component Research Laboratory (collectively, the "MMIC Business").

      Pursuant to a Final Judgment entered on November 6, 1997 (the "FINAL JUDGMENT") in the United States District Court for the District of Columbia in Civil Case No. 97-1515 known as UNITED STATES OF AMERICA V. RAYTHEON COMPANY AND TEXAS INSTRUMENTS, INC., a related Stipulation and Order entered in the same case on July 2, 1997, and a related Hold Separate and Partition Plan Stipulation and Order entered in the same case on July 2, 1997 (the "HOLD SEPARATE ORDER"), Raytheon agreed to promptly divest the MMIC Business and, pending such divestiture, to maintain the MMIC Business as an independent competitor held separate from Raytheon.

      Pursuant to and in accordance with the Final Judgment, an Asset Purchase Agreement (the "Agreement") was entered into, dated as of January 8, 1998, by and between the Company and RTIS. The Company has assigned its rights under the Agreement to a wholly owned subsidiary, TriQuint
Semiconductor Texas, Inc., a Delaware corporation, which will operate the MMIC Business, located primarily in Dallas, Texas.

      Under the terms of the Agreement, TriQuint acquired the MMIC Business for approximately $19.5 million in cash and 844,613 shares of TriQuint Common Stock (the "Shares") valued at approximately $19,500,000 for total purchase consideration of approximately $39 million. The Shares are redeemable at TriQuint's option at any time within 360 days of January 13, 1998 at a price of approximately $23 per share. The cash portion of the purchase price was financed through an equipment leasing arrangement through General Electric Capital Corporation involving certain assets acquired pursuant to the Agreement. The terms of the Agreement were the result of arm's-length negotiations between the parties.

      In connection with its approval of the transaction, the Department of Justice required that RTIS place all the Shares into a voting trust in order to divest itself of voting power with respect to the Shares. Accordingly, on January 13, 1998, RTIS entered into a Voting Trust Agreement with State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), under which, for any matter for which any vote or consent is requested from holders of TriQuint Common Stock,

State Street will vote the Shares as nearly as practicable in the same proportion as the other holders of TriQuint Common Stock.

      (b) The MMIC Business designs, develops, produces and sells advanced high power and low noise GaAs MMIC products. The MMIC Business has an established GaAs operation capable of developing, designing and producing advanced GaAs MMICs used in defense and commercial applications. In the area of defense applications, the MMIC Business supplies military contractors with MMIC products and services for applications such as high power amplifiers, low noise amplifiers, switches and attenuators for active array radar, missiles, electronic warfare systems and space communications systems. In commercial applications, the MMIC Business provides products and services for wireless and space-based communication. The Company intends to continue such business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. The Registrant will file the required financial statements of the business acquired under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

      (b) PRO FORMA FINANCIAL INFORMATION. The Registrant will file the required pro forma financial information under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.

      (c)   Exhibits.

            Exhibit No.    Description

            2.1* Asset Purchase Agreement, dated as of January 8, 1998, by and between Raytheon TI Systems, Inc. and the Company, and related exhibits.

            10.20 Master Lease Agreement between Registrant and General Electric Capital Corporation, dated
                           June 27, 1997, and Equipment Schedules G-1, G-2, and G-3, each dated January 13, 1998.

            99.1           Press release of the Company dated January 13, 1998


----------------------------------
    * Confidential treatment has been requested with respect to certain portions of certain exhibits to the Asset Purchase Agreement. Copies of the omitted portions have been filed with the Securities and Exchange Commission.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRIQUINT SEMICONDUCTOR, INC.



Dated:  January 27, 1998               By: /s/  STEVEN J. SHARP
                                           -----------------------------
                                           STEVEN J. SHARP,
                                           President, Chief Executive Officer
                                           and Chairman (Principal Executive
                                           Officer)


Dated:  January 27, 1998               By: /s/  EDWARD C.V. WINN
                                           -----------------------------
                                           EDWARD C.V. WINN,
                                           Executive Vice President, Finance
                                           and Administration, Chief
                                           Financial Officer and Secretary
                                           (Principal Financial and
                                           Accounting Officer)